EXHIBIT 99

                         COOPERATIVE BANKSHARES REPORTS
                  THIRD QUARTER EARNINGS INCREASE OF 17 PERCENT

For Immediate Release: October 23, 2003

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended September 30, 2003, of $1,430,407 or $0.49 per diluted share, a 17.3% increase over the same quarter last year. Net income for the quarter ended September 30, 2002, was $1,219,879 or $0.43 per diluted share.

     Net income for the nine months ended September 30, 2003, was $4,241,296 or $1.47 per diluted share, a 16.5% increase over the same period last year. Income for the nine months ended September 30, 2002 was $3,639,543 or $1.27 per diluted share.

     Total assets at September 30, 2003, were $496.4 million; stockholders' equity was $42.2 million and represented 8.51% of assets.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 19 offices in Eastern North Carolina. The Bank's subsidiary, Lumina Mortgage, Inc., is a mortgage banking firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina; North Myrtle Beach, South Carolina; and Virginia Beach, Virginia.

For Additional Information:
SEC Form 8-K has been filed which contains additional information.
------------------------------------------------------------------

Contacts:
Frederick Willetts, III, President
Todd L. Sammons, CPA, Senior Vice President/CFO
Linda B. Garland, Vice President/Secretary

            COOPERATIVE BANKSHARES, INC.
                   201 MARKET ST.                                    UNAUDITED SELECTED FINANCIAL DATA
                WILMINGTON, NC 28401                                        NASDAQ SYMBOL: COOP

------------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                               09/30/03          06/30/03        03/31/03        12/31/02           09/30/02
------------------------------------------------------------------------------------------------------------------------------
ASSETS                                      $  496,387,147    $522,002,569    $ 512,578,370    $ 504,209,577    $  498,035,065
STOCKHOLDERS'  EQUITY                           42,236,592      41,021,651       39,816,314       38,448,261        37,065,288
DEPOSITS                                       362,967,228     373,627,531      375,020,415      357,254,096       359,872,874
BOOK VALUE (2,849,447 SHARES as of 9/30/03)          14.82           14.40            13.98            13.56             13.07

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE                433,305         462,757          362,650          249,203           424,080
  NON-ACCRUAL LOANS                                125,761         135,295           34,611          334,289           124,892
  FORECLOSED REO                                   519,320         898,800          920,643          619,163           599,588
    TOTAL NON-PERFORMING ASSETS             --------------    ------------    -------------    -------------    --------------
                                            $    1,078,386    $  1,496,852    $   1,317,904    $   1,202,655    $    1,148,560
                                            ==============    ============    =============    =============    ==============

------------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                       09/30/03          06/30/03        03/31/03        12/31/02           09/30/02
------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                 3.52%           3.62%            3.58%            3.55%              3.54%
  (net interest income /
   average interest-earning assets)
EARNING ASSETS / LIABILITIES                      109.60%         108.90%          108.30%          107.60%            107.20%

STOCKHOLDERS' EQUITY/ASSETS                         8.51%           7.86%            7.77%            7.63%              7.44%

------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                 $    1,430,407    $  1,423,239    $   1,387,650    $   1,304,954     $    1,219,879
                                           ==============    ============    =============    =============     ==============

NET INCOME  PER DILUTED SHARE              $         0.49    $       0.49    $        0.48    $        0.46     $         0.43
                                           ==============    ============    =============    =============     ==============
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                              2,901,844       2,895,190        2,887,096        2,866,802          2,861,290
                                           ==============    ============    =============    =============     ==============

ALLOWANCE FOR LOAN LOSSES
    PROVISION                              $      180,000    $    180,000    $     200,000    $     220,000     $      120,000
    CHARGE OFFS                                     7,517          67,402          141,804           13,547             10,317
    RECOVERIES                                        782           1,257            1,852           28,218                649
                                           --------------    ------------    -------------    -------------     --------------
    BALANCE                                $    3,283,963    $  3,110,698    $   2,996,843    $   2,936,795     $    2,702,124
                                           ==============    ============    =============    =============     ==============

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                 SEPTEMBER       December
                                                                 30, 2003        31, 2002*
                                                                ------------   ------------
                                                                (unaudited)
                                ASSETS
  Cash and due from banks, noninterest-bearing                  $ 12,813,782   $ 11,858,603
  Interest-bearing deposits in other banks                         4,203,387             --
                                                                ------------   ------------
    Total cash and cash equivalents                               17,017,169     11,858,603
  Securities:
    Available for sale (amortized cost of $43,960,375
     in September 2003 and $41,033,409 in December 2002)          44,570,080     42,075,212
    Held to maturity (estimated market value of $4,102,965
     in September 2003 and $8,009,087 in December 2002)            4,007,310      7,859,955
  FHLB stock                                                       3,904,500      4,054,700
  Loans held for sale                                             13,362,419     25,659,935
  Loans                                                          392,081,725    393,812,940
  Less allowance for loan losses                                   3,283,963      2,936,795
                                                                ------------   ------------
    Net loans                                                    388,797,762    390,876,145
  Other real estate owned                                            519,320        619,163
  Accrued interest receivable                                      2,033,905      2,239,826
  Premises and equipment, net                                      8,492,068      7,019,219
  Other assets                                                    13,682,614     11,946,819
                                                                ------------   ------------
          Total assets                                          $496,387,147   $504,209,577
                                                                ============   ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                      $362,967,228   $357,254,096
  Short-term borrowings                                           45,009,605     61,585,827
  Escrow deposits                                                    343,247        223,604
  Accrued interest payable                                           228,854        284,568
  Accrued expenses and other liabilities                           2,512,621      3,320,629
  Long-term obligations                                           43,089,000     43,092,592
                                                                ------------   ------------
       Total liabilities                                         454,150,555    465,761,316
                                                                ------------   ------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                      --             --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,849,447 and 2,835,947 shares issued and outstanding          2,849,447      2,835,947
  Additional paid-in capital                                       2,634,542      2,440,645
  Accumulated other comprehensive income                             402,405        635,500
  Retained earnings                                               36,350,198     32,536,169
                                                                ------------   ------------
       Total stockholders' equity                                 42,236,592     38,448,261
                                                                ------------   ------------
          Total liabilities and stockholders' equity            $496,387,147   $504,209,577
                                                                ============   ============

Book value per common share                                     $      14.82   $      13.56
                                                                ============   ============


*Derived from audited consolidated financial statements.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED        NINE MONTHS ENDED
                                                                      SEPTEMBER 30,              SEPTEMBER 30,
                                                                 2003          2002           2003          2002
                                                             -----------   -----------    -----------   -----------
INTEREST INCOME:
  Loans                                                      $ 6,377,688   $ 6,682,082    $19,438,132   $19,930,985
  Securities                                                     451,502       610,326      1,583,490     1,980,064
  Other                                                           14,410        18,473         38,400        42,391
  Dividends on FHLB stock                                         29,554        54,981        112,978       168,273
                                                             -----------   -----------    -----------   -----------
       Total interest income                                   6,873,154     7,365,862     21,173,000    22,121,713
                                                             -----------   -----------    -----------   -----------

INTEREST EXPENSE:
  Deposits                                                     1,756,670     2,462,594      5,698,997     7,918,261
  Borrowed funds                                                 882,897       917,751      2,664,796     2,722,183
                                                             -----------   -----------    -----------   -----------
       Total interest expense                                  2,639,567     3,380,345      8,363,793    10,640,444
                                                             -----------   -----------    -----------   -----------

NET INTEREST INCOME                                            4,233,587     3,985,517     12,809,207    11,481,269
Provision for loan losses                                        180,000       120,000        560,000       520,000
                                                             -----------   -----------    -----------   -----------
       Net interest income after provision for loan losses     4,053,587     3,865,517     12,249,207    10,961,269
                                                             -----------   -----------    -----------   -----------

NONINTEREST INCOME:
   Gain on sale of loans                                       1,230,255       704,043      3,489,333       765,385
   Net gain on sale of securities                                     --            --             --       135,182
   Service charges and fees on loans                             115,797       140,280        369,015       478,035
   Deposit-related fees                                          354,046       259,586        987,561       770,515
   Gain on sale of real estate                                        --            --             --       464,977
   Bank-owned life insurance earnings                             91,506        85,658        278,490       285,332
   Other income, net                                              52,940        84,664        146,944       187,639
                                                             -----------   -----------    -----------   -----------
       Total noninterest income                                1,844,544     1,274,231      5,271,343     3,087,065
                                                             -----------   -----------    -----------   -----------

NONINTEREST EXPENSE:
   Compensation and fringe benefits                            2,341,495     2,083,599      7,101,557     5,053,817
   Occupancy and equipment                                       690,012       619,565      1,997,581     1,686,959
   Professional and examination fees                              38,058        63,438        251,766       293,062
   Advertising                                                   169,590       103,043        435,687       239,863
   Real estate owned                                              26,137        (1,267)        59,677         9,260
   Other                                                         490,369       408,809      1,407,395     1,155,170
                                                             -----------   -----------    -----------   -----------
     Total noninterest expenses                                3,755,661     3,277,187     11,253,663     8,438,131
                                                             -----------   -----------    -----------   -----------

Income before income taxes                                     2,142,470     1,862,561      6,266,887     5,610,203
Income tax expense                                               712,063       642,682      2,025,591     1,970,660
                                                             -----------   -----------    -----------   -----------

NET INCOME                                                   $ 1,430,407   $ 1,219,879    $ 4,241,296   $ 3,639,543
                                                             ===========   ===========    ===========   ===========

NET INCOME PER SHARE:
   Basic                                                     $      0.50   $      0.43    $      1.49   $      1.28
                                                             ===========   ===========    ===========   ===========
   Diluted                                                   $      0.49   $      0.43    $      1.47   $      1.27
                                                             ===========   ===========    ===========   ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                       2,848,197     2,835,947      2,846,941     2,835,634
                                                             ===========   ===========    ===========   ===========
   Diluted                                                     2,901,844     2,861,290      2,895,058     2,856,083
                                                             ===========   ===========    ===========   ===========

COOPERATIVE BANKSHARES, INC.

                                                                   FOR THE QUARTER ENDED
                                                   SEPTEMBER 30, 2003                 SEPTEMBER 30, 2002
                                           -----------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                              Average                             Average
                                            Average                  Yield/     Average                  Yield/
                                            Balance     Interest      Cost      Balance     Interest      Cost
                                           ----------- ----------- ---------- ----------- ------------ -----------
Interest-earning assets:
   Interest-bearing deposits in other banks   $  5,487      $   14      1.02%      $  3,512   $   18      2.05%
   Securities:
        Available for sale                      40,949         440      4.30%        39,212      504      5.14%
        Held to maturity                         5,681          11      0.77%         8,460      107      5.06%
   FHLB stock                                    3,614          30      3.32%         4,155       55      5.29%
   Loan portfolio                              425,569       6,378      5.99%       394,554    6,682      6.77%
                                              --------      ------                 --------   ------
    Total interest-earning assets              481,300       6,873      5.71%       449,893    7,366      6.55%

Non-interest earning assets                     28,449                               27,670
                                              --------                             --------
Total assets                                  $509,749                             $477,563
                                              ========                             ========



Interest-bearing liabilities:
   Deposits                                    342,492       1,757      2.05%       339,539    2,462      2.90%
   Borrowed funds                               96,694         883      3.65%        80,120      918      4.58%
                                              --------      ------                 --------   ------
    Total interest-bearing liabilities         439,186      $2,640      2.40%       419,659   $3,380      3.22%
                                                            ------                            ------


Non-interest bearing liabilities                28,685                               21,185
                                              --------                             --------

    Total liabilities                          467,871                              440,844
    Stockholders' equity                        41,878                               36,719
                                              --------                             --------
Total liabilities and stockholders' equity    $509,749                             $477,563
                                              ========                             ========

Net interest income                                         $4,233                            $3,986
                                                            ======                            ======

Interest rate spread                                                    3.31%                             3.33%
                                                                       =====                             =====

Net yield on interest-earning assets                                    3.52%                             3.54%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                         109.6%                            107.2%
                                                                       =====                             =====
